Summary of significant accounting policies - Additional Information (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Restricted cash
Restricted cash	$ 0	$ 0
Accounts receivable, net
Allowance for doubtful accounts	0	0
Other receivables and Prepayments
Allowance for uncollectible other receivables and prepayments	8	135
Loan receivables, net
Allowance for loans receivable	$ 2,023	$ 2,072